Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

15-18

Contacts:	Derrick Jensen, CFO Kip Rupp, CFA -Investors QuantaServices, Inc. 713-629-7600	Media -Deborah Buks and Molly LeCronier Ward Creative Communications 713-869-0707

Quanta Services Announces Preliminary Third Quarter Results

Updates Guidance for the Third and Fourth Quarters of 2015

HOUSTON – Oct. 16, 2015 - Quanta Services, Inc. (NYSE: PWR) announced today that after an initial review of its third quarter operating results, the company now expects revenues slightly below the midpoint of its previously announced range of $1.9 billion to $2.0 billion and expects diluted earnings per share from continuing operations of $0.22 to $0.24. This compares to the company’s previous expectation that diluted earnings per share from continuing operations would range between $0.34 and $0.40. In addition, Quanta expects several of the factors which adversely impacted the company’s third quarter results to continue and adversely impact the company’s fourth quarter results versus prior expectations. Quanta’s actual third quarter 2015 results and an update to its full year financial guidance will be provided on November 5, 2015, and the company will hold its third quarter 2015 earnings conference call on the same day.

“While we are disappointed in our performance, we consider 2015 to be a transition year and are committed to achieving segment operating margins consistent with our previous expectations,” said Jim O’Neil, president and chief executive officer of Quanta Services. “We continue to have confidence in our multi-year outlook as the end market drivers in the electric power and oil and gas infrastructure markets remain strong, evidenced by our expectation for several major project announcements before year-end.”

Although a contributing factor to the company’s revised estimates are Electric Power Infrastructure Services segment revenues for the third quarter at the lower end of Quanta’s previously expected range, the revised estimates are largely due to operating margins below the company’s previous expectations. As previously discussed, larger electric transmission projects across the industry have experienced significant delays. This has led to an increasingly competitive smaller transmission market, as competitors more aggressively pursue work volume to absorb fixed costs. A greater mix of smaller transmission work also negatively impacts margins due to the inefficiency of transitions between smaller projects versus the continuous production on larger work. Quanta believes that the delay in larger transmission projects is temporary, as a number of large projects are awaiting permitting and other approvals. As such, Quanta has maintained a portion of its workforce and equipment in an underutilized capacity to ensure the company is strategically positioned to deliver on larger, more complicated electric transmission projects as they move forward.

Third quarter revenues for the Oil and Gas Infrastructure Services segment are anticipated to be slightly greater than the company’s prior expectations; however, this segment’s operating margins are expected to be lower than previously forecasted. This is primarily due to higher than expected costs on two related projects, as well as delay on a mainline pipe project that will now not move to construction until 2016. The negative impact on revenue from the mainline pipe project delay in the third quarter was offset by an increase in revenues for other services that typically carry lower margins.

For the fourth quarter of 2015, we anticipate that consolidated revenues could be in the range of $200 million less than previously expected, due largely to the continued competitive environment in small and medium scale electric transmission and delays of certain mainline pipe projects, which have been pushed from the fourth quarter into 2016. These lower revenues, as well as many of the factors that impacted the third quarter 2015 operating margins, are expected to negatively impact operating results in the fourth quarter.

Stock Repurchases

On August 5, 2015, Quanta announced a new $1.25 billion stock repurchase program inclusive of a $750 million accelerated stock repurchase arrangement (ASR). On August 11, 2015, we received an initial delivery under the ASR of approximately 25.7 million shares, which represented approximately 80% of the total shares expected to be repurchased pursuant to the ASR. Separately, through September 30, 2015, Quanta repurchased an additional 15.6 million shares of its common stock in open market transactions for approximately $373 million. As a result, Quanta estimates its weighted average fully diluted share count to be approximately 189 million shares for the third quarter of 2015 and approximately 166 million shares for the fourth quarter of 2015, without taking into consideration any additional stock repurchases that could occur during the remainder of the year.

THIRD QUARTER 2015 EARNINGS CONFERENCE CALL INFORMATION

Quanta Services has scheduled a conference call for November 5, 2015, at 9:30 a.m. Eastern Time to review its third quarter 2015 financial results. To participate in the call, dial 1-913-312-0862 at least 10 minutes before the conference call begins and provide the conference call ID 4687052 or ask for the Quanta Services Third Quarter 2015 Conference Call. Investors, analysts and the general public will also have the opportunity to listen to the conference call over the Internet by visiting the company’s website at www.quantaservices.com. To listen to the call live on the Internet, please visit the Quanta Services website at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live event, an archive will be available shortly after the call on the company’s website. A replay will also be available until 12:30 p.m. Eastern time on November 12, 2015, and may be accessed at 1-719-457-0820, using the conference call ID 4687052. For more information, please contact Kip Rupp, Vice President - Investor Relations at Quanta Services, by calling 713-341-7260 or emailing investors@quantaservices.com.

GET THE QUANTA SERVICES IR APP

The Quanta investor relations app for iPhone, iPad and Android mobile devices is available for free at Apple’s App Store for the iPhone and iPad and at Google Play for Android mobile devices. The Quanta investor relations app allows users to navigate the company’s investor relations materials including the latest press releases, SEC filings, presentations, videos, audio cast conference calls and stock price information. Sharing functionality via email, Twitter and Facebook is available, as well as the ability for investors to be notified when new information is posted to Quanta’s IR app.

ABOUT QUANTA SERVICES

Quanta Services is a leading specialized contracting services company, delivering infrastructure solutions for the electric power and oil and gas industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy infrastructure. With operations throughout the United States, Canada and Australia and in select other international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

Forward-Looking Statements

This press release (and oral statements regarding the subject matter of this press release, including those made on the conference call and webcast announced herein) contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to projected revenues, earnings per share, margins, capital expenditures, and other projections of operating or financial results; expectations regarding the business outlook, growth or opportunities in particular markets; future capital allocation initiatives, including the amount, timing, availability, and strategy with respect to any future stock repurchases; the ability to deliver increased value and return capital to shareholders; the strategic use of Quanta’s balance sheet; matters relating to the ASR arrangement; the expected value of contracts or intended contracts with customers; the scope, services, term and results of any projects awarded or expected to be awarded for services to be provided by Quanta; the anticipated commencement and completion dates for any projects awarded; the development of oil and natural gas mainline pipe projects and their impact on Quanta’s business or the demand for Quanta’s services; the level of oil, natural gas and natural gas liquids prices and their impact on Quanta’s business or demand for Quanta’s services; the impact of renewable energy initiatives, including mandated state renewable portfolio standards, the economic stimulus package and other existing or potential energy legislation; potential opportunities that may be indicated by bidding activity or similar discussions with customers; the potential benefits from acquisitions; the business plans or financial condition of Quanta’s customers; Quanta’s plans and strategies; and the current economic and regulatory conditions and trends in the industries Quanta serves, as well as statements reflecting expectations, intentions, assumptions or beliefs about future events, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements can be affected by inaccurate assumptions and by known and unknown risks and uncertainties that are difficult to predict or beyond Quanta’s control, including, among others, market conditions; the effects of industry, economic or political conditions outside of the control of Quanta; quarterly variations in operating results; adverse economic and financial conditions, including weakness in the capital markets; trends and growth opportunities in relevant markets; delays, reductions in scope or cancellations of anticipated, pending or existing projects, including as a result of weather, regulatory or environmental processes, project performance issues, or customers’ capital constraints; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts, including the ability to obtain awards of projects on which Quanta bids or is otherwise discussing with customers; the ability to attract skilled labor and retain key personnel and qualified employees; potential shortage of skilled employees; dependence on fixed price contracts and the potential to incur losses with respect to these contracts; estimates relating to the use of percentage-of-completion accounting; adverse impacts from weather; the ability to generate internal growth; competition in Quanta’s business, including the ability to effectively compete for new projects and market share; potential failure of renewable energy initiatives, the economic stimulus package or other existing or potential legislative actions to result in increased demand for Quanta’s services; liabilities associated with multi-employer pension plans, including underfunding of liabilities and termination or withdrawal liabilities; the possibility of further increases in the liability associated with Quanta’s withdrawal from a multi-employer pension plan; liabilities for claims that are self-insured or not insured; unexpected costs or liabilities that may arise from lawsuits or indemnity claims asserted against Quanta; the outcome of pending or threatened litigation; risks relating to the potential unavailability or cancellation of third party insurance, the exclusion of coverage for certain losses, and potential increases in premiums for coverage deemed beneficial to Quanta; cancellation provisions within contracts and the risk that contracts expire and are not renewed or are replaced on less favorable terms; loss of customers with whom Quanta has long-standing or significant relationships; the potential that participation in joint ventures exposes Quanta to liability and/or harm to its reputation for acts or omissions by partners; Quanta’s inability or failure to comply with the terms of its contracts, which may result in unexcused delays, warranty claims, failure to meet performance guarantees, damages or contract terminations; the effect of natural gas, natural gas liquids and oil prices on Quanta’s operations and growth opportunities; Quanta’s customers’ capital programs and the resulting impact on demand for Quanta’s services; the future development of natural resources in shale formations; the inability of customers to pay for services; the failure to recover on payment claims against project owners or to obtain adequate compensation for customer-requested change orders; the failure of Quanta’s customers to comply with regulatory requirements applicable to their projects, including those related to awards of stimulus funds, which may result in project delays and cancellations; budgetary or other constraints that may reduce or eliminate tax incentives for or government funding of projects, including stimulus projects, which may result in project delays or cancellations; estimates and assumptions in determining financial results and backlog; the ability to realize backlog; risks associated with operating in international markets, including instability of foreign governments, currency fluctuations, tax and investment strategies and compliance with the laws of foreign jurisdictions as well as the U.S. Foreign Corrupt Practices Act and other applicable anti-bribery and anti-corruption laws; the ability to successfully identify, complete, integrate and realize synergies from acquisitions; the potential adverse impact resulting from uncertainty surrounding acquisitions, including the ability to retain key personnel from the acquired businesses and the potential increase in risks already existing in Quanta’s operations; the adverse impact of impairments of goodwill, receivables and other intangible assets or investments; growth outpacing Quanta’s decentralized management and infrastructure; requirements relating to governmental regulation and changes thereto; inability to enforce Quanta’s intellectual property rights or the obsolescence of such rights; risks related to the implementation of an information technology solution; the impact of a unionized workforce on operations, including labor stoppages or interruptions due to strikes or lockouts; potential liabilities relating to occupational health and safety matters; Quanta’s dependence on suppliers, subcontractors and equipment manufacturers; beliefs and assumptions about the collectability of receivables; the cost of borrowing, availability of credit and cash, fluctuations in the price and volume of Quanta’s common stock, debt covenant compliance, interest rate fluctuations and other factors affecting financing and investing activities; the ability to access sufficient funding to finance desired growth and operations; the ability to obtain performance bonds; potential exposure to environmental liabilities; the ability to continue to meet the requirements of the Sarbanes-Oxley Act of 2002; rapid technological and structural changes that could reduce the demand for Quanta’s services; the impact of increased healthcare costs arising from healthcare reform legislation; the impact of regulatory changes on labor costs; the impact of significant fluctuations in foreign currency exchange rates; the business, accounting or other effects from the sale of Quanta’s fiber optic licensing operations; the potential for claims or damages associated with the sale of Quanta’s fiber optic licensing operations, including as a result of indemnity claims; the terms of the ASR arrangement and factors affecting the final number and price of shares to be purchased thereunder, including the volume-weighted average share price of common stock, actions by the ASR counterparty; events and transactions that result in termination of the ASR arrangement or adjustments of shares purchased or amounts paid under the ASR arrangement, ; and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, Quanta’s Quarterly Reports on Form 10-Q for the quarters ended Mar. 31, 2015 and June 30, 2015 and any other documents that Quanta files with the Securities and Exchange Commission (SEC). For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quanta further expressly disclaims any written or oral statements made by any third party regarding the subject matter of this press release.

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